UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20579

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 15, 2023
(Date of earliest event reported)

LITTELFUSE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20388	36-3795742
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8755 W. Higgins Road, Suite 500, Chicago, IL 60631
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 628-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	LFUS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 15, 2023, the Board of Directors (the “Board”) of Littelfuse, Inc. (the “Corporation”) increased the number of members of the Board from eight to nine and appointed Dr. Greg Henderson to the Board to fill the resulting vacancy, effective May 15, 2023. No committee assignment for Dr. Henderson had been determined as of the filing of this Current Report on Form 8-K.

Dr. Henderson will hold office until his successor is duly elected and qualified or upon his earlier death, resignation or removal. There are no arrangements or understandings between Dr. Henderson and any other person pursuant to which Dr. Henderson was appointed as a director. Dr. Henderson also is not a party to any transactions requiring disclosure pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended. The Board has determined that Dr. Henderson is an independent director under the listing standards of the Nasdaq Stock Market.

Dr. Greg Henderson, 54, has served as Senior Vice President of the Automotive & Energy, Communications, and Aerospace Group for Analog Devices, Inc., a semiconductor company specializing in data conversion, signal processing and power management technology, since 2017. He previously served as its Vice President RF and Microwave Business from 2014 to 2017, and as Vice President RF and Microwave Business for Hittite Microwave Corporation until its acquisition by Analog Devices in 2014. Prior to that, Dr. Henderson held various positions of increasing technical and leadership responsibility at Harris Corporation, Tyco Electronics, TriQuint Semiconductor and IBM. He holds a bachelor’s degree in electrical engineering from Texas Tech University and a Ph.D. in electrical engineering from the Georgia Institute of Technology.

As a non-employee director, Dr. Henderson will receive compensation in accordance with the Corporation’s non-employee director compensation practices, which are described in the Corporation’s definitive proxy statement filed with the Securities and Exchange Commission on March 16, 2023. As part of such compensation, Dr. Henderson will receive an initial annual equity award consisting of restricted stock units and stock options.

Item 8.01	Other Events.

On May 15, 2023, Littelfuse issued a press release announcing the appointment of Dr. Henderson to serve as a director of the Corporation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
99.1	Press Release, dated May 15, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Littelfuse, Inc.

Date: May 15, 2023	By: /s/ Ryan K. Stafford
Executive Vice President, Chief Legal and Human Resources Officer and Corporate Secretary